UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     --------------------------------------

     Date of Report (Date of Earliest Event Reported): September 16, 2004

                           MEISENHEIMER CAPITAL, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-21547             06-1101766
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
         of Incorporation)            File Number)        Identification Number)


         46 Quirk Road
         Milford, Connecticut                            06460
         (Address of Principal Executive Offices)        (Zip Code)

                                 (203) 877-9508
              (Registrant's telephone number, including area code)

                     --------------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

     On September 16, 2004, Meisenheimer Capital, Inc. (the "Company") received a letter from the Securities and Exchange Commission stating that the Company was not in compliance with its reporting requirements under Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"). The letter stated that the Company may be subject, without further notice, to an administrative proceeding pursuant to Section 12(j) of the Exchange Act to revoke its registration under the Exchange Act if all required reports were not filed within fifteen days of the date of the letter. The Company is in the process of preparing the required reports for filing and intends to take all necessary actions to avoid the revocation of its registration, although there can be no assurance that such registration will be maintained.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 30, 2004

                                            MEISENHEIMER CAPITAL, INC.


                                            By:  /s/ Daniel T. Meisenhiemer, III
                                                 -------------------------------
                                                 Daniel T. Meisenheimer, III
                                                 President